Investment Portfolioas of March 31, 2025 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.3%
Real Estate 99.3%
Diversified REITs 3.2%
Essential Properties Realty Trust, Inc.	1,049,947	34,270,270
Health Care REITs 13.9%
American Healthcare REIT, Inc.	637,822	19,326,007
Healthpeak Properties, Inc.	864,931	17,488,905
Ventas, Inc.	579,662	39,857,559
Welltower, Inc.	466,900	71,533,749
		148,206,220
Hotel & Resort REITs 0.6%
Ryman Hospitality Properties, Inc. (a)	73,139	6,687,830
Industrial REITs 10.2%
EastGroup Properties, Inc.	120,507	21,227,308
First Industrial Realty Trust, Inc.	319,589	17,245,022
Prologis, Inc.	500,825	55,987,227
Terreno Realty Corp.	232,319	14,687,207
		109,146,764
Office REITs 2.1%
SL Green Realty Corp.	29,122	1,680,340
Vornado Realty Trust	547,880	20,266,081
		21,946,421
Residential REITs 16.3%
American Homes 4 Rent "A"	409,810	15,494,916
AvalonBay Communities, Inc.	191,625	41,126,557
Essex Property Trust, Inc.	79,496	24,371,089
Independence Realty Trust, Inc.	843,818	17,914,256
Mid-America Apartment Communities, Inc.	250,526	41,983,147
Sun Communities, Inc.	262,270	33,738,413
		174,628,378
Retail REITs 12.9%
Agree Realty Corp.	478,479	36,933,794
Brixmor Property Group, Inc.	1,049,994	27,877,341
Federal Realty Investment Trust	12,627	1,235,173
Regency Centers Corp.	94,643	6,980,867
Simon Property Group, Inc.	388,259	64,482,055
		137,509,230
Specialized REITs 40.1%
American Tower Corp.	494,113	107,518,989
Crown Castle, Inc.	411,920	42,934,422
CubeSmart	470,898	20,112,054
Digital Realty Trust, Inc.	182,066	26,088,237
EPR Properties	358,032	18,836,064
Equinix, Inc.	82,672	67,406,615
Iron Mountain, Inc.	396,912	34,150,308
PotlatchDeltic Corp.	503,532	22,719,364

Public Storage	196,108	58,693,163
VICI Properties, Inc.	927,825	30,265,651
		428,724,867
Total Common Stocks (Cost $843,301,439)		1,061,119,980

Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.25% (b) (c) (Cost $6,853,125)	6,853,125	6,853,125

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.37% (b) (Cost $5,080,540)	5,080,540	5,080,540

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $855,235,104)	100.5	1,073,053,645
Other Assets and Liabilities, Net	(0.5)	(4,887,419)
Net Assets	100.0	1,068,166,226
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2025	Value ($) at 3/31/2025
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.25% (b) (c)
87,350	6,765,775 (d)	—	—	—	25	—	6,853,125	6,853,125
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.37% (b)
9,012,430	56,348,982	60,280,872	—	—	59,051	—	5,080,540	5,080,540
9,099,780	63,114,757	60,280,872	—	—	59,076	—	11,933,665	11,933,665

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2025 amounted to $6,684,264, which is 0.6% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2025.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,061,119,980	$—	$—	$1,061,119,980
Short-Term Investments (a)	11,933,665	—	—	11,933,665
Total	$1,073,053,645	$—	$—	$1,073,053,645

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH1
R-080548-3 (1/27)